UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

February 5, 2024 (February 1, 2024)

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 3165

Harrisburg, Pennsylvania 17105

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	RADCQ	OTCMKTS*

*Rite Aid Corporation’s common stock began trading exclusively on the over-the-counter market on October 17, 2023 under the symbol RADCQ.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Explanatory Note

As previously disclosed, during the Company’s preparation of its financial statements for the third fiscal quarter ended December 2, 2023, the Company’s management preliminarily identified a misapplication of U.S. GAAP relating to the Company’s methodology of recording provisional closed store charges (the “Misapplication”), prompting the need for further analysis under Accounting Standards Codification Topic 420. The Company’s management has preliminarily determined that the impact of the Misapplication on previously issued financial statements is not material and is still evaluating the impact on the Company’s internal control over financial reporting (“ICFR” and, such review, the “Ongoing Review”). The resolution of this matter may result in the Company filing amendments to its annual report on Form 10-K for the fiscal year ended March 4, 2023 and its quarterly reports on Form 10-Q for the fiscal quarters ended June 3, 2023 and September 2, 2023, respectively. In addition, the Ongoing Review has delayed the filing of the Company’s quarterly report on Form 10-Q for the fiscal quarter ended December 2, 2023 (the “Q3 Form 10-Q”). The Company’s management has discussed this matter with Deloitte & Touche LLP, the Company’s independent registered public accounting firm. As a result of the Ongoing Review, although the consummation of the sale of the Elixir Assets (as defined below) by the Company’s direct and indirect subsidiaries is considered a significant disposition and requires the presentation of pro forma financial information of the Company in accordance with Article 11 of Regulation S-X to give effect to such disposition, the Company is not able to provide the required pro forma financial information at this time.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Company’s current report on Form 8-K filed on October 16, 2023, Hunter Lane, LLC, a subsidiary of the Company, and certain of Hunter Lane, LLC’s subsidiaries (collectively, the “Sellers”) entered into an asset purchase agreement (as amended from time to time, the “Elixir Stalking Horse APA”) with MedImpact Healthcare Systems, Inc. (“MedImpact”), pursuant to which MedImpact agreed to serve as the “stalking horse bidder” in a court-supervised sale process under Section 363 of Title 11 of the United States Code to acquire the Company’s pharmacy benefit manager business (such business, the “Elixir Business,” the assets of the Elixir Business, the “Elixir Assets,” and the sale thereof, the “Elixir Sale Transaction”).

In connection with the foregoing, on November 16, 2023, the Company filed a motion (the “Seller Financing Motion”) with the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”) seeking approval to provide seller financing to MedImpact to fund a substantial portion of the purchase price of the Elixir Sale Transaction (the “Seller Financing”). On December 19, 2023, the Bankruptcy Court approved the Seller Financing in a bench ruling and on December 20, 2023, the Bankruptcy Court entered a written order approving the Seller Financing and authorizing the Company’s entry into that certain Second Amended and Restated Credit Agreement, dated as of November 7, 2023, by and between MI OpCo Holdings, Inc., as borrower thereunder, MI OpOco H2, LLC, as a guarantor thereunder, the other subsidiary guarantors from time to time party thereto, the lenders and the other L/C issuers from time to time party thereto, and Bank of America, N.A., as administrative agent, swing-line lender and L/C issuer (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, “Term Loan Credit Agreement”), subject to certain conditions set forth therein.

On February 1, 2024, upon the satisfaction of the conditions to closing, the Sellers and MedImpact consummated the Elixir Sale Transaction as contemplated by the Elixir Stalking Horse APA, thereby completing the disposition of substantially all of the Elixir Assets. In connection with consummation of the Elixir Sale Transaction, the Sellers received Term Loans (as defined in the Elixir Stalking Horse APA) pursuant to the Seller Financing in the aggregate principal amount, after giving effect to customary working capital calculations, equal to $567.382 million, and cash in an aggregate amount equal to $43.125 million. An additional $14.375 million will be held in escrow, subject to certain post-closing purchase price adjustments in accordance with customary working capital calculations. The proceeds of the Elixir Sale Transaction are assets of the Sellers’ bankruptcy estates, and will be used to provide recoveries to the Company’s stakeholders in connection with and pursuant to the Company’s chapter 11 process and the proposed plan of reorganization.

Additionally, upon the occurrence of the closing of the Elixir Sale Transaction and the Seller Financing, on February 1, 2024, the Company entered into (x) that certain Collateral Assignment of Financing Documents (the “DIP ABL Collateral Assignment”), by and between the Company, as assignor, and Bank of America, N.A., in its capacity as collateral agent for each of the Senior Secured Parties (as defined in that certain DIP ABL Credit Agreement, dated as of October 18, 2023, as amended from time to time, by and among the Company, the lenders thereto and Bank of America, N.A., as administrative agent and collateral agent thereunder (the “DIP ABL Credit Agreement”)), as assignee (in such capacity, the “Assignee”), and (y) that certain Collateral Assignment of Financing Documents (the “DIP Term Loan Collateral Assignment”), by and among the Company, as assignor, and the Assignee, in its capacity as collateral agent for each of the Secured Parties (as defined in that certain DIP Term Loan Credit Agreement dated as of October 18, 2023, as amended from time to time, by and among the Company, the lenders thereto and Bank of America, N.A., as administrative agent and collateral agent thereunder (the “DIP Term Loan Credit Agreement”)) (the “DIP Term Loan Collateral Assignment”). Pursuant to each of the DIP ABL Collateral Assignment and the DIP Term Loan Collateral Assignment, the Company, in connection with the Elixir Sale Transaction, collaterally assigned all of its rights arising under the Term Loan Credit Agreement and the other seller financing documentation to the Assignee, for the ratable benefit of the Senior Secured Parties (as defined in the DIP ABL Credit Agreement) and the Secured Parties (as defined in the DIP Term Loan Credit Agreement), as applicable, as collateral security for the Senior Loan Obligations (as defined in the DIP ABL Credit Agreement) and the Obligations (as defined in the DIP Term Loan Credit Agreement), as applicable.

The foregoing description of the Elixir Stalking Horse APA, including the transactions contemplated thereby, is not complete and is subject to, and qualified in its entirety by, the full text of the Elixir Stalking Horse APA, a copy of which is filed as Exhibit 2.1 hereto.

Cautionary Statement Regarding Forward-Looking Statements

Certain matters discussed in this current report on Form 8-K constitute forward-looking statements within the meaning of the federal securities laws. All statements contained in this notification, other than statements of historical fact, are forward-looking statements, including, without limitation, statements regarding the anticipated timing of the filing of the Q3 Form 10-Q; expectations with regard to the anticipated impact of the Misapplication; the Company’s preliminary analysis with respect to ASC Topic 420 and ICFR; the Company’s ability to prepare the requisite pro forma financial information as required under Article 11 of Regulation S-X; and any assumptions underlying any of the foregoing. These forward-looking statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from expectations include, but are not limited to, the effectiveness of the Company’s ICFR and disclosure controls and procedures; the potential for a material weakness in the Company’s ICFR or other potential control deficiencies of which the Company is not currently aware; the risk that the completion and filing of the Q3 Form 10-Q, or the preparation of the pro forma financial information, will take longer than expected; additional information that may arise during the finalization of the Q3 Form 10-Q; and the risks discussed in detail in Item 1A. Risk Factors of the Company’s most recent annual report on Form 10-K, in the Company’s subsequent quarterly reports on Form 10-Q, and in other documents that we file or furnish with the Securities and Exchange Commission. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Pro forma financial information relating to the sale of the Elixir Assets described in Item 2.01 is not included in this Current Report on Form 8-K. As a result of the Ongoing Review, the Company is unable to provide any pro forma financial information of the Company relating to the sale described under Item 2.01. Promptly following the Ongoing Review, the Company expects to file an amendment to this Current Report on Form 8-K to provide such pro forma financial information.

(d) Exhibits.

Exhibit Number	Description
2.1*	Elixir Stalking Horse APA.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* In accordance with Item 601(a)(5) of Regulation S-K, certain schedules or similar attachments to this exhibit have been omitted from this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: February 5, 2024

RITE AID CORPORATION

	By:	/s/ Thomas Sabatino
	Name:	Thomas Sabatino
	Title:	Executive Vice President and Chief Legal Officer